United States

Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 4, 2021

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130

(Address of principal executive offices)

(858) 284-5000

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered

Common Stock, $0.01 Par Value	O	New York Stock Exchange

1.625% Notes due 2030	O30	New York Stock Exchange

Item 8.01.	Other Events.

Filing of Shelf Registration Statement and Prospectus Supplements

On June 4, 2021, Realty Income Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 (File No. 333-256788) (the “Registration Statement”), which became immediately effective upon filing.

On June 4, 2021, the Company also filed with the SEC two prospectus supplements, each dated June 4, 2021, to the prospectus included in the Registration Statement in connection with: (i) the Company’s existing Dividend Reinvestment and Stock Purchase Plan, and (ii) the offer and sale of up to 15,678,031 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to the terms of the Company’s existing “at-the-market” program (the “ATM Program”). As of the date of this report, the Company has sold a total of 17,724,374 shares of its Common Stock pursuant to the ATM Program, leaving the foregoing 15,678,031 shares of Common Stock available for offer and sale pursuant to such program.

In connection with the filing of the prospectus supplements, the Company is filing as Exhibits 5.1 and 5.2 hereto opinions of its counsel, Venable LLP, regarding the validity of the securities being registered under each respective prospectus supplement. Additionally, in connection with the filing of the prospectus supplement related to the Company’s Dividend Reinvestment and Stock Purchase Plan, the Company is filing as Exhibit 8.1 hereto an opinion of its counsel, Latham & Watkins LLP, with respect to certain tax matters.

Amendment to Sales Agreement

On June 4, 2021, the Company entered into that certain Amendment No. 2 to Sales Agreement (the “Second Amendment”), which amended the Sales Agreement, dated December 6, 2019, by and among the Company, the sales agents party thereto, and the forward purchasers party thereto (the “Sales Agreement”), as amended by that certain Amendment No. 1 to Sales Agreement, dated as of August 5, 2020 (the “First Amendment”), relating to the ATM Program. The Second Amendment addresses certain matters related to the pending merger between the Company and VEREIT, Inc.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, First Amendment and Second Amendment, which are attached as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No	Description
1.1	Sales Agreement, dated December 6, 2019, by and among the Company, the sales agents party thereto and the forward purchasers party thereto (filed as Exhibit 1.1 to the Company’s Form 8-K, filed on December 6, 2019 and incorporated herein by reference)
1.2	Amendment No. 1 to Sales Agreement, dated as of August 5, 2020, by and among the Company, the sales agents party thereto and the forward purchasers party thereto (filed as Exhibit 1.1 to the Company’s Form 8-K, filed on August 5, 2020 and incorporated herein by reference)
1.3	Amendment No. 2 to Sales Agreement, dated as of June 4, 2021, by and among the Company, the sales agents party thereto and the forward purchasers party thereto
5.1	Opinion of Venable LLP.
5.2	Opinion of Venable LLP.
8.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Venable LLP (included in Exhibit 5.2)
23.3	Consent of Latham & Watkins LLP (included in Exhibit 8.1)
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	June 7, 2021	By:	/s/ Michelle Bushore
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary